Exhibit 4.1

Sempra Energy

OFFICERS’ CERTIFICATE

(Pursuant to Sections 201 and 301 of the Indenture)

January 12, 2018

The undersigned, Trevor I. Mihalik, Senior Vice President, Controller and Chief Accounting Officer, and Kathryn J. Collier, Vice President and Treasurer, respectively, of Sempra Energy, a California corporation (the “Company”), hereby certify as follows:

The undersigned, having read the appropriate provisions of the Indenture dated as of February 23, 2000 (the “Indenture”) between the Company and U.S. Bank National Association, as successor Trustee to U.S. Bank Trust National Association (the “Trustee”), including Sections 201, 301 and 303 thereof and the definitions in such Indenture relating thereto, and certain other corporate documents and records, and having made such examination and investigation as, in the opinion of the undersigned, each considers necessary to enable the undersigned to express an informed opinion as to whether or not the conditions set forth in the Indenture relating to the establishment of the terms of $500,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2019 (the “2019 Floating Rate Notes”), $700,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2021 (the “2021 Floating Rate Notes”), $500,000,000 aggregate principal amount of the Company’s 2.400% Notes due 2020 (the “2020 Notes”), $500,000,000 aggregate principal amount of the Company’s 2.900% Notes due 2023 (the “2023 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 3.400% Notes due 2028 (the “2028 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 3.800% Notes due 2038 (the “2038 Notes”) and $800,000,000 aggregate principal amount of the Company’s 4.000% Notes due 2048 (the “2048 Notes” and, together with the 2019 Floating Rate Notes, the 2021 Floating Rate Notes, the 2020 Notes, the 2023 Notes, the 2028 Notes and the 2038 Notes, the “Notes”) and the form of certificate evidencing the Notes of each series have been complied with, and whether the conditions in the Indenture relating to the authentication and delivery by the Trustee of the Notes of each series have been complied with, certify that (1) the terms of the Notes of each series were established by the undersigned pursuant to authority delegated to them by resolutions duly adopted by the Board of Directors of the Company at meetings held on February 23, 2017, September 22, 2017 and November 9, 2017 (collectively, the “Resolutions”) and such terms are as set forth in and incorporated by reference into Annex I hereto, (2) the form of certificate evidencing the Notes of each series was established by the undersigned pursuant to authority delegated to them by the Resolutions and shall be in substantially the form attached as Annex II-A, Annex II-B, Annex II-C, Annex II-D, Annex II-E, Annex II-F or Annex II-G, as applicable, hereto, (3) true, complete and correct copies of the Resolutions, which were duly adopted by the Board of Directors of the Company and are in full force and effect on the date hereof, are attached as exhibits to the Certificate of the Secretary of the Company of even date herewith, and (4) the form and terms of the Notes of each series have been established pursuant to Sections 201 and 301 of the Indenture and comply with the Indenture and, in the opinion of the undersigned, all conditions provided for in the Indenture (including, without limitation, those set forth in Sections 201, 301 and 303 of the Indenture) relating to the establishment of the terms of the Notes of each series and the form of certificate

[Officers’ Certificate — Indenture]

evidencing the Notes of each series, and relating to the execution, authentication and delivery of the Notes of each series, have been complied with.

This certificate may be executed by the parties hereto in counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument, but all such counterparts shall together constitute but one and the same instrument.

(Signature Page Follows)

[Officers’ Certificate — Indenture]

IN WITNESS WHEREOF, we have hereunto set our hands as of the date first written above.

/s/ Trevor I. Mihalik
Trevor I. Mihalik
Senior Vice President, Controller and
Chief Accounting Officer

/s/ Kathryn J. Collier
Kathryn J. Collier
Vice President and Treasurer

[Officers’ Certificate — Indenture]

ANNEX I

Capitalized terms used in this Annex I and not otherwise defined herein have the same definitions as in the Indenture referred to in the Officers’ Certificate of which this Annex I constitutes a part.

(1) Seven series of debt securities are established hereby and shall be known and designated, respectively, as follows: (a) the “Floating Rate Notes due 2019” (the “2019 Floating Rate Notes”), (b) the “Floating Rate Notes due 2021” (the “2021 Floating Rate Notes”), (c) the “2.400% Notes due 2020” (the “2020 Notes”), (d) the “2.900% Notes due 2023” (the “2023 Notes”), (e) the “3.400% Notes due 2028” (the “2028 Notes”), (f) the “3.800% Notes due 2038” (the “2038 Notes”) and (g) the “4.000% Notes due 2048” (the “2048 Notes”). The 2019 Floating Rate Notes, the 2021 Floating Rate Notes, the 2020 Notes, the 2023 Notes, the 2028 Notes, the 2038 Notes and the 2048 Notes are hereinafter sometimes called, collectively, the “Securities” or the “Notes”.

(2) The aggregate principal amount of the Securities of each series which may be authenticated and delivered under the Indenture is limited to $500,000,000 in the case of the 2019 Floating Rate Notes, $700,000,000 in the case of the 2021 Floating Rate Notes, $500,000,000 in the case of the 2020 Notes, $500,000,000 in the case of the 2023 Notes, $1,000,000,000 in the case of the 2028 Notes, $1,000,000,000 in the case of the 2038 Notes and $800,000,000 in the case of the 2048 Notes, except for Securities of any such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the same series pursuant to Sections 304, 305, 306, 906 or 1106 of the Indenture and except for any Securities of any such series which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered under the Indenture. However, each series of Securities may be re-opened by the Company for the issuance of additional Securities of the same series, so long as any such additional Securities of such series (i) have the same form and terms (other than offering price, the date of issuance and, if applicable, the date from which interest thereon shall begin to accrue and the first interest payment date), and carry the same right to receive accrued and unpaid interest (if any), as the Securities of such series theretofore issued and (ii) shall form a single series under the Indenture with the Securities of such series theretofore issued; provided that such additional Securities of such series are fungible with the Securities of such series theretofore issued for United States Federal income tax purposes; provided, however, that, notwithstanding the foregoing, no series of Securities may be re-opened if the Company has effected defeasance with respect to the Securities of such series pursuant to Section 1302 of the Indenture or has effected satisfaction and discharge with respect to the Securities of such series pursuant to Section 401 of the Indenture.

(3) The Securities of each series are to be issued only as registered securities without coupons. The Securities of each series shall be issued in book-entry form and represented by one or more global Securities (the “Global Securities”) of such series, the initial depositary (the “Depositary”) for the Global Securities of such series shall be The Depository Trust Company and the depositary arrangements shall be those employed by whoever shall be the Depositary with respect to the Global Securities of such series from time to time. Notwithstanding the foregoing, certificated Securities of any series in definitive form may be issued in exchange for

Global Securities of such series under the circumstances contemplated by Section 305 of the Indenture.

(4) The Securities shall be sold by the Company to the several underwriters (the “Underwriters”) named in Schedule I to the Underwriting Agreement dated January 9, 2018 among the Company and RBC Capital Markets, LLC, Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the Underwriters (the “Underwriting Agreement”), at a price equal to 99.850% of the principal amount of the 2019 Floating Rate Notes, 99.550% of the principal amount of the 2021 Floating Rate Notes, 99.564% of the principal amount of the 2020 Notes, 99.021% of the principal amount of the 2023 Notes, 98.649% of the principal amount of the 2028 Notes, 98.043% of the principal amount of the 2038 Notes and 97.779% of the principal amount of the 2048 Notes, and the initial price to the public of the Securities shall be 100.000% of the principal amount of the 2019 Floating Rate Notes, 100.000% of the principal amount of the 2021 Floating Rate Notes, 99.864% of the principal amount of the 2020 Notes, 99.621% of the principal amount of the 2023 Notes, 99.299% of the principal amount of the 2028 Notes, 98.918% of the principal amount of the 2038 Notes and 98.654% of the principal amount of the 2048 Notes (in each case plus accrued and unpaid interest, if any), and underwriting discounts and commissions shall be 0.150% of the principal amount of the 2019 Floating Rate Notes, 0.450% of the principal amount of the 2021 Floating Rate Notes, 0.300% of the principal amount of the 2020 Notes, 0.600% of the principal amount of the 2023 Notes, 0.650% of the principal amount of the 2028 Notes, 0.875% of the principal amount of the 2038 Notes and 0.875% of the principal amount of the 2048 Notes.

(5) The Securities of each series shall not be repayable or redeemable at the option of the Holders prior to the Stated Maturity of the principal of the Securities of such series (except as provided in Article V of the Indenture) and shall not be subject to a sinking fund or analogous provision.

(6) The Borough of Manhattan, The City of New York is hereby designated as a Place of Payment for the Securities of each series.

(7) The Company hereby appoints the Trustee, acting through its Corporate Trust Office in the Borough of Manhattan, The City of New York, as the Company’s agent for the purposes specified in Section 1002 of the Indenture with respect to the Securities of each series; provided, however, subject to Section 1002 of the Indenture, the Company may at any time remove the Trustee as its office or agency in the Borough of Manhattan, The City of New York designated for such purposes with respect to the Securities of any series and may from time to time designate one or more other offices or agencies for such purposes with respect to the Securities of any series and may from time to time rescind such designation, so long as the Company shall at all times maintain an office or agency for such purposes with respect to the Securities of each series in the Borough of Manhattan, The City of New York.

(8) The Securities of each series shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(9) The principal of, premium, if any, and interest on the Securities of each series shall be payable in U.S. dollars.

(10) Section 1303 of the Indenture shall not apply to the Securities of any series.

(11) The Securities of each series shall not be convertible into or exchangeable for other securities.

(12) Anything in the Indenture or the Securities of any series to the contrary notwithstanding, payments of the principal of, premium, if any, and interest on the Global Securities of each series shall be made by wire transfer to the Depositary or its nominee or to any successor Depositary or nominee, whichever shall be the registered Holder of such Global Securities of such series from time to time.

(13) To the extent that any provision of the Indenture or the Securities of any series provides for the payment of interest on overdue principal of, premium, if any, or interest on, the Securities of such series, then, to the extent permitted by law, interest on such overdue principal, premium, if any, and interest shall accrue at the rate of interest borne by the Securities of such series.

(14) The Securities of each series shall have such other terms and provisions as are set forth in the form of certificate evidencing the Securities of such series attached as Annex II-A, Annex II-B, Annex II-C, Annex II-D, Annex II-E, Annex II-F or Annex II-G, as applicable, to the Officers’ Certificate of which this Annex I constitutes a part, all of which terms and provisions are incorporated by reference in and made a part of this Annex I as if set forth in full herein.

(15) As used in the Indenture with respect to the Securities of any series and in the certificates evidencing the Securities of such series, all references to “premium” on the Securities of such series shall mean any amounts (other than accrued interest) payable upon the redemption of any Securities of such series in excess of 100% of the principal amount of such Securities.

(16) Subsection (5) of Section 501 of the Indenture shall not be applicable to the Securities of any series and, insofar as Section 501 of the Indenture is applicable to the Securities of any series, subsection (5) of Section 501 of the Indenture is hereby deleted in its entirety and replaced with the following text and any references in the Indenture to subsection (5) of Section 501 thereof shall, insofar as it relates to the Securities of any series, be disregarded, mutatis mutandis:

“(5) [omitted intentionally]; or”.

ANNEX II-A

Form of Certificate Evidencing the Floating Rate Notes due 2019

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEMPRA ENERGY

Floating Rate Notes due 2019

$ [●]
No. 00[●]	CUSIP No. 816851 BC2
ISIN No. US816851 BC20

Sempra Energy, a corporation duly organized and existing under the laws of the State of California (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] Million Dollars ($[●]) on July 15, 2019 (the “Maturity Date”), and to pay interest thereon from January 12, 2018 (the “Original Issue Date”) or from the most recent date to which interest has been paid or duly provided for on the Securities (as defined on the reverse hereof) of this series, quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (each, an “Interest Payment Date”), beginning on April 15, 2018, and on the Maturity Date at the Applicable Rate (as defined below), until the principal hereof is paid or made available for payment, provided that any principal hereof or (to the extent that the payment of such interest shall be legally enforceable) premium, if any, or interest hereon which is not paid when due shall bear interest at the Applicable Rate from the respective dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand; and provided, further that if any Interest Payment Date (other than (a) the Interest Payment Date falling on the Maturity Date of the Securities of this series and (b) any Interest Payment Date falling on the Special Mandatory Redemption Date (as defined on the reverse hereof), if any, for the Securities of this series) is not a Floating Rate Business Day (as defined below), such Interest Payment Date will be moved to, and will be, the immediately succeeding Floating Rate Business Day, except that if such immediately succeeding Floating Rate Business Day is in the immediately succeeding calendar month, such Interest Payment Date (other than (a) the Interest Payment Date falling on the Maturity Date of the Securities of this series and (b) any Interest Payment Date falling on the Special Mandatory Redemption Date, if any, for the Securities of this series) will be moved to, and will be, the immediately preceding Floating Rate Business Day. If the Maturity Date or the Special Mandatory Redemption Date, if any, of the Securities of this series is not a Floating Rate Business Day, the Corporation will pay interest, principal and premium, if any, due on the Maturity Date or the Special Mandatory Redemption Date, as the case may be, on the immediately succeeding day that is a Floating Rate Business Day as if such payment were made on the date such payment was originally due, and no interest will accrue on the amounts so payable for the period from and after the Maturity Date or the Special Mandatory Redemption Date, as the case may be, to the immediately succeeding Floating Rate Business Day.

The term “Applicable Rate” means a per annum interest rate determined as follows: the Applicable Rate for the period from and including the Original Issue Date to but excluding the Interest Payment Date falling in April

2018 will be a per annum rate equal to the 3 Month LIBOR Rate (as defined below), determined as of the second London Banking Day (as defined below) immediately preceding the Original Issue Date, plus 25 basis points, and the Applicable Rate will be reset on each Interest Payment Date (each of these dates is called an “Interest Reset Date”), beginning with the Interest Reset Date falling in April 2018, and will be a per annum rate equal to the 3 Month LIBOR Rate, determined as of the second London Banking Day immediately preceding the applicable Interest Reset Date, plus 25 basis points. The interest rate on this Security will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Interest payable on any Interest Payment Date or on the Special Mandatory Redemption Date, if any, or the Maturity Date shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for on the Securities of this series (or from and including the Original Issue Date if no interest has been paid or duly provided for) to, but not including, such Interest Payment Date or the Special Mandatory Redemption Date or the Maturity Date, as the case may be.

The 3 Month LIBOR Rate will be determined by the Calculation Agent (as defined on the reverse hereof) in accordance with the following provisions:

“3 Month LIBOR Rate” means the rate for deposits in U.S. dollars for the 3-month period commencing on the applicable Interest Reset Date which appears on Reuters Screen LIBOR01 Page (as defined below) at approximately 11:00 a.m., London time, on the second London Banking Day prior to such Interest Reset Date (the second London Banking Day prior to any Interest Reset Date being referred to as an “Interest Determination Date”). If this rate does not appear on the Reuters Screen LIBOR01 Page at approximately 11:00 a.m., London time, on such Interest Determination Date, the Calculation Agent will determine the rate on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the Calculation Agent at approximately 11:00 a.m., London time, on such Interest Determination Date to prime banks in the London interbank market for a period of three months commencing on such Interest Reset Date and in a principal amount equal to an amount not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. In such case, the Calculation Agent will request the principal London office of each of the aforesaid major banks to provide a quotation of such rate. If at least two such quotations are provided, the rate for that Interest Reset Date will be the arithmetic mean of the quotations, and, if fewer than two quotations are provided as requested, the rate for that Interest Reset Date will be the arithmetic mean of the rates quoted by three major banks in New York City selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on such Interest Determination Date for loans in U.S. dollars to leading European banks for a period of three months commencing on that Interest Reset Date and in a principal amount equal to an amount not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting such rates as mentioned in this sentence, the 3 Month LIBOR Rate commencing as of such Interest Reset Date will remain the 3 Month LIBOR Rate determined as of the Interest Determination Date for the immediately preceding Interest Reset Date. Solely for purposes of this paragraph, the term “Interest Reset Date” shall be deemed to include the Original Issue Date.

The term “London Banking Day” means any day on which dealings in U.S. dollars are transacted in the London interbank market. The term “Floating Rate Business Day” means any day (1) that is a Business Day (as defined in the Indenture (as defined on the reverse hereof) in The City of New York, and (2) that is also a London Banking Day.

The term “Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

U.S. Bank National Association will initially act as Calculation Agent for the Securities of this series until such time, if any, as the Corporation shall appoint a successor Calculation Agent. The Calculation Agent will, upon the request of the Holder of this Security, provide the interest rate then in effect on this Security. All calculations made by the Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Corporation and the Holder of this Security. The Corporation may appoint a successor Calculation Agent with the written consent of the Trustee.

2

All percentages resulting from any calculation of the interest rate with respect to this Security will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (for example, 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654); and all dollar amounts in or resulting from any such calculation will be rounded to the nearest cent (with one-half cent being rounded upwards).

The amount of interest for each day the Securities of this series are outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect on the Securities of this series on that day by 360 and multiplying the result by the principal amount of the Securities of this series. The amount of interest payable on the Securities of this series on any Interest Payment Date or on the Special Mandatory Redemption Date, if any, or the Maturity Date will be calculated by adding the Daily Interest Amounts for the Securities of this series for each day in the applicable Interest Period (as defined below). The term “Interest Period” means the period beginning on, and including, an Interest Payment Date to, but excluding, the next succeeding Interest Payment Date or the Special Mandatory Redemption Date or the Maturity Date, as the case may be; provided that the initial Interest Period for the Securities of this series will be the period beginning on, and including, the Original Issue Date to, but excluding, the Interest Payment Date falling in April 2018. The amount of interest payable on the Securities of this series on any day, other than an Interest Payment Date or the Special Mandatory Redemption Date or the Maturity Date, on which interest on the Securities of this series is due and payable will be calculated by adding the Daily Interest Amounts for the Securities of this series for each day from and including the most recent date to which interest on the Securities of this series has been paid or duly provided for to but excluding the date such payment of interest is due.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Floating Rate Business Day), immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. Notwithstanding the foregoing, so long as the Holder of this Security is the Depositary or its nominee, payment of the principal of (and premium, if any) and interest on this Security will be made by wire transfer of immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

SEMPRA ENERGY

By:
Name:	Kathryn J. Collier
Title:	Vice President and Treasurer

Attest:

By:
Name:	Maria Angelica Espinosa
Title:	Vice President — Compliance and Governance and Corporate Secretary

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION

As successor Trustee to
U.S. Bank Trust National Association

By:
Authorized Signatory

Dated:

4

(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 23, 2000 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Corporation and U.S. Bank National Association, as successor trustee to U.S. Bank Trust National Association (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

In connection with the issuance of the Securities of this series, the Corporation has entered into a Calculation Agent Agreement dated as of January 12, 2018 (as the same may be amended or supplemented from time to time and including any successor agreement thereto, the “Calculation Agreement”) with U.S. Bank National Association, as calculation agent (in such capacity herein called the “Calculation Agent,” which term includes any successor thereto under the Calculation Agreement).

If the Corporation does not consummate the Merger (as defined below) on or before 5:00 p.m. (New York City Time) on December 1, 2018, or if, on or prior to such date, the Merger Agreement (as defined below) is terminated (each, a “Special Mandatory Redemption Event”), the Corporation will redeem all of the outstanding Securities of this series, in whole and not in part, on the Special Mandatory Redemption Date (as defined below) at a Redemption Price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption”). Notwithstanding the foregoing provisions of this paragraph, installments of interest on any Securities of this series that are due and payable on any Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date according to the terms of the Securities of this series and the Indenture.

The Corporation will cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of a Special Mandatory Redemption Event, to each Holder of Securities of this series at its registered address. Such notice shall state, in addition to the other matters required by the Indenture, that a Special Mandatory Redemption Event has occurred (and shall describe generally the nature of such event) and that all of the outstanding Securities of this series will be redeemed on the Redemption Date set forth in such notice (which shall be a business day that is no earlier than three business days and no later than 30 days after the date such notice is given) (the “Special Mandatory Redemption Date”). Once notice of Special Mandatory Redemption is mailed, the Securities of this series will become due and payable on the Special Mandatory Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Special Mandatory Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation is required to effect a Special Mandatory Redemption of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price. Unless the Corporation defaults in payment of the Redemption Price of the Securities of this series on the Special Mandatory Redemption Date, on and after the Special Mandatory Redemption Date interest will cease to accrue on the Securities of this series. For purposes of clarity, it is understood and agreed that notice of Special Mandatory Redemption shall be given to the Holders of all of the Special Mandatory Redemption Notes (as defined below) on the same day and that all of the Special Mandatory Redemption Notes shall have the same Special Mandatory Redemption Date and it is further understood and agreed that the term “Maturity,” as used in the Indenture with respect to the Securities of this series, includes the Special Mandatory Redemption Date, if any. Any Special Mandatory Redemption shall otherwise be effected in accordance with the applicable provisions of the Indenture, except that any requirement in the Indenture that notice of redemption be given not less than 30 nor more than 60 days prior to the Redemption Date shall be superseded by the foregoing provisions of this paragraph. As used in this paragraph, “business day” means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

Anything in the Indenture or the Securities of this series to the contrary notwithstanding, no supplemental indenture or other amendment or supplement to the Indenture that is applicable to the Securities of this series, no

5

amendment or supplement to the Securities of this series, and no waiver given by the Holders of the Securities of this series, shall, without the consent of the Holder of each outstanding Security of this series, change the obligation of the Corporation to redeem all of the Securities of this series on the Special Mandatory Redemption Date, if any, reduce the Redemption Price (including accrued and unpaid interest, if any) payable upon a Special Mandatory Redemption of the Securities of this series or extend the time for payment of such Redemption Price.

For purposes of the Special Mandatory Redemption provisions set forth in the three immediately preceding paragraphs, the following terms have the meaning set forth below:

“Merger” means the merger of Energy Future Holdings Corp. (“EFH”) with an indirect, wholly owned subsidiary of the Corporation, with EFH continuing as the surviving company and an indirect, wholly owned subsidiary of the Corporation, and as a result of which the Corporation shall acquire an indirect 100% membership interest in Oncor Electric Delivery Holdings Company LLC and an indirect 80.03% membership interest in Oncor Electric Delivery Company LLC (“Oncor”).

“Merger Agreement” means the Agreement and Plan of Merger dated August 21, 2017, as supplemented by the Waiver Agreement dated October 3, 2017, among the Corporation, an indirect wholly owned subsidiary of the Corporation and EFH (the indirect owner of 80.03% of the outstanding membership interests in Oncor) and Energy Future Intermediate Holding Company, LLC (a wholly owned subsidiary of EFH), as the same may be amended or supplemented from time to time.

“Special Mandatory Redemption Notes” means the Securities of this series, the Corporation’s Floating Rate Notes due 2021, the Corporation’s 2.400% Notes due 2020, the Corporation’s 2.900% Notes due 2023, the Corporation’s 3.800% Notes due 2038 and the Corporation’s 4.000% Notes due 2048, including the Securities of each such series originally issued on January 12, 2018 and any additional Securities of any such series that may be issued after such date.

The Securities of this series are not subject to redemption at the option of the Corporation.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of and accrued and unpaid interest on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holder or Holders shall have offered the

6

Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

7

ANNEX II-B

Form of Certificate Evidencing the Floating Rate Notes due 2021

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEMPRA ENERGY

Floating Rate Notes due 2021

$[ ● ]
No. 00[ ● ]	CUSIP No. 816851 BD0
ISIN No. US816851 BD03

Sempra Energy, a corporation duly organized and existing under the laws of the State of California (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [ ● ] Million Dollars ($[ ● ]) on January 15, 2021 (the “Maturity Date”), and to pay interest thereon from January 12, 2018 (the “Original Issue Date”) or from the most recent date to which interest has been paid or duly provided for on the Securities (as defined on the reverse hereof) of this series, quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (each, an “Interest Payment Date”), beginning on April 15, 2018, and on the Maturity Date at the Applicable Rate (as defined below), until the principal hereof is paid or made available for payment, provided that any principal hereof or (to the extent that the payment of such interest shall be legally enforceable) premium, if any, or interest hereon which is not paid when due shall bear interest at the Applicable Rate from the respective dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand; and provided, further that if any Interest Payment Date (other than (a) the Interest Payment Date falling on the Maturity Date of the Securities of this series and (b) any Interest Payment Date falling on a Redemption Date (including, without limitation, the Special Mandatory Redemption Date (as defined on the reverse hereof), if any) for the Securities of this series, provided that this clause (b) shall only be applicable to the Securities of this series that are being redeemed on such Redemption Date and not to any Securities of this series that are not being redeemed on such Redemption Date) is not a Floating Rate Business Day (as defined below), such Interest Payment Date will be moved to, and will be, the immediately succeeding Floating Rate Business Day, except that if such immediately succeeding Floating Rate Business Day is in the immediately succeeding calendar month, such Interest Payment Date (other than (a) the Interest Payment Date falling on the Maturity Date of the Securities of this series and (b) any Interest Payment Date falling on a Redemption Date (including, without limitation, the Special Mandatory Redemption Date, if any) for the Securities of this series, provided that this clause (b) shall only be applicable to the Securities of this series that are being redeemed on such Redemption Date and not to any Securities of this series that are not being redeemed on such Redemption Date) will be moved to, and will be, the immediately preceding Floating Rate Business Day. If the Maturity Date or any Redemption Date (including, without limitation, the Special Mandatory Redemption Date, if any) of the Securities of this series is not a Floating Rate Business Day, the Corporation will pay interest, principal and premium, if any, due on the Maturity Date or such Redemption Date, as the case may be, on the immediately succeeding day that is a Floating Rate Business Day as if such payment were made on the date such payment was originally due, and no interest will accrue on the amounts so payable for the period from and after the Maturity Date or such Redemption Date, as the case may be, to the immediately succeeding Floating Rate Business Day.

The term “Applicable Rate” means a per annum interest rate determined as follows: the Applicable Rate for the period from and including the Original Issue Date to but excluding the Interest Payment Date falling in April 2018 will be a per annum rate equal to the 3 Month LIBOR Rate (as defined below), determined as of the second London Banking Day (as defined below) immediately preceding the Original Issue Date, plus 50 basis points, and the Applicable Rate will be reset on each Interest Payment Date (each of these dates is called an “Interest Reset Date”), beginning with the Interest Reset Date falling in April 2018, and will be a per annum rate equal to the 3 Month LIBOR Rate, determined as of the second London Banking Day immediately preceding the applicable Interest Reset Date, plus 50 basis points. The interest rate on this Security will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Interest payable on any Interest Payment Date or Redemption Date or on the Maturity Date shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for on the Securities of this series (or from and including the Original Issue Date if no interest has been paid or duly provided for) to, but not including, such Interest Payment Date or Redemption Date or the Maturity Date, as the case may be.

The 3 Month LIBOR Rate will be determined by the Calculation Agent (as defined on the reverse hereof) in accordance with the following provisions:

“3 Month LIBOR Rate” means the rate for deposits in U.S. dollars for the 3-month period commencing on the applicable Interest Reset Date which appears on Reuters Screen LIBOR01 Page (as defined below) at approximately 11:00 a.m., London time, on the second London Banking Day prior to such Interest Reset Date (the second London Banking Day prior to any Interest Reset Date being referred to as an “Interest Determination Date”). If this rate does not appear on the Reuters Screen LIBOR01 Page at approximately 11:00 a.m., London time, on such Interest Determination Date, the Calculation Agent will determine the rate on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market selected by the Calculation Agent at approximately 11:00 a.m., London time, on such Interest Determination Date to prime banks in the London interbank market for a period of three months commencing on such Interest Reset Date and in a principal amount equal to an amount not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. In such case, the Calculation Agent will request the principal London office of each of the aforesaid major banks to provide a quotation of such rate. If at least two such quotations are provided, the rate for that Interest Reset Date will be the arithmetic mean of the quotations, and, if fewer than two quotations are provided as requested, the rate for that Interest Reset Date will be the arithmetic mean of the rates quoted by three major banks in New York City selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on such Interest Determination Date for loans in U.S. dollars to leading European banks for a period of three months commencing on that Interest Reset Date and in a principal amount equal to an amount not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting such rates as mentioned in this sentence, the 3 Month LIBOR Rate commencing as of such Interest Reset Date will remain the 3 Month LIBOR Rate determined as of the Interest Determination Date for the immediately preceding Interest Reset Date. Solely for purposes of this paragraph, the term “Interest Reset Date” shall be deemed to include the Original Issue Date.

The term “London Banking Day” means any day on which dealings in U.S. dollars are transacted in the London interbank market. The term “Floating Rate Business Day” means any day (1) that is a Business Day (as defined in the Indenture (as defined on the reverse hereof) in The City of New York, and (2) that is also a London Banking Day.

The term “Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

U.S. Bank National Association will initially act as Calculation Agent for the Securities of this series until such time, if any, as the Corporation shall appoint a successor Calculation Agent. The Calculation Agent will, upon the request of the Holder of this Security, provide the interest rate then in effect on this Security. All calculations made by the Calculation Agent in the absence of manifest error shall be conclusive for all purposes and binding on the Corporation and the Holder of this Security. The Corporation may appoint a successor Calculation Agent with the written consent of the Trustee.

All percentages resulting from any calculation of the interest rate with respect to this Security will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (for example, 9.876545% (or ..09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654); and all dollar amounts in or resulting from any such calculation will be rounded to the nearest cent (with one-half cent being rounded upwards).

The amount of interest for each day the Securities of this series are outstanding (the “Daily Interest Amount”) will be calculated by dividing the interest rate in effect on the Securities of this series on that day by 360 and multiplying the result by the principal amount of the Securities of this series. The amount of interest payable on the Securities of this series on any Interest Payment Date or Redemption Date or the Maturity Date will be calculated by adding the Daily Interest Amounts for the Securities of this series for each day in the applicable Interest Period (as defined below). The term “Interest Period” means the period beginning on, and including, an Interest Payment Date to, but excluding, the next succeeding Interest Payment Date or Redemption Date or the Maturity Date, as the case may be; provided that the initial Interest Period for the Securities of this series will be the period beginning on, and including, the Original Issue Date to, but excluding, the Interest Payment Date falling in April 2018. The amount of interest payable on the Securities of this series on any day, other than an Interest Payment Date or Redemption Date or the Maturity Date, on which interest on the Securities of this series is due and payable will be calculated by adding the Daily Interest Amounts for the Securities of this series for each day from and including the most recent date to which interest on the Securities of this series has been paid or duly provided for to but excluding the date such payment of interest is due.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th calendar day (whether or not a Floating Rate Business Day), immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. Notwithstanding the foregoing, so long as the Holder of this Security is the Depositary or its nominee, payment of the principal of (and premium, if any) and interest on this Security will be made by wire transfer of immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

SEMPRA ENERGY

By:

Name:	Kathryn J. Collier
Title:	Vice President and Treasurer

Attest:

By:
Name:	Maria Angelica Espinosa
Title:	Vice President – Compliance and Governance and Corporate Secretary

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION

As successor Trustee to U.S. Bank Trust National Association

By:
Authorized Signatory

Dated:

(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 23, 2000 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Corporation and U.S. Bank National Association, as successor trustee to U.S. Bank Trust National Association (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

In connection with the issuance of the Securities of this series, the Corporation has entered into a Calculation Agent Agreement dated as of January 12, 2018 (as the same may be amended or supplemented from time to time and including any successor agreement thereto, the “Calculation Agreement”) with U.S. Bank National Association, as calculation agent (in such capacity herein called the “Calculation Agent,” which term includes any successor thereto under the Calculation Agreement).

If the Corporation does not consummate the Merger (as defined below) on or before 5:00 p.m. (New York City Time) on December 1, 2018, or if, on or prior to such date, the Merger Agreement (as defined below) is terminated (each, a “Special Mandatory Redemption Event”), the Corporation will redeem all of the outstanding Securities of this series, in whole and not in part, on the Special Mandatory Redemption Date (as defined below) at a Redemption Price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption”). Notwithstanding the foregoing provisions of this paragraph, installments of interest on any Securities of this series that are due and payable on any Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date according to the terms of the Securities of this series and the Indenture.

The Corporation will cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of a Special Mandatory Redemption Event, to each Holder of Securities of this series at its registered address. Such notice shall state, in addition to the other matters required by the Indenture, that a Special Mandatory Redemption Event has occurred (and shall describe generally the nature of such event) and that all of the outstanding Securities of this series will be redeemed on the Redemption Date set forth in such notice (which shall be a business day that is no earlier than three business days and no later than 30 days after the date such notice is given) (the “Special Mandatory Redemption Date”). Once notice of Special Mandatory Redemption is mailed, the Securities of this series will become due and payable on the Special Mandatory Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Special Mandatory Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation is required to effect a Special Mandatory Redemption of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price. Unless the Corporation defaults in payment of the Redemption Price of the Securities of this series on the Special Mandatory Redemption Date, on and after the Special Mandatory Redemption Date interest will cease to accrue on the Securities of this series. For purposes of clarity, it is understood and agreed that notice of Special Mandatory Redemption shall be given to the Holders of all of the Special Mandatory Redemption Notes (as defined below) on the same day and that all of the Special Mandatory Redemption Notes shall have the same Special Mandatory Redemption Date and it is further understood and agreed that the term “Maturity,” as used in the Indenture with respect to the Securities of this series, includes the Special Mandatory Redemption Date, if any. Any Special Mandatory Redemption shall otherwise be effected in accordance with the applicable provisions of the Indenture, except that any requirement in the Indenture that notice of redemption be given not less than 30 nor more than 60 days prior to the Redemption Date shall be superseded by the foregoing provisions of this paragraph. As used in this paragraph, “business day” means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

Anything in the Indenture or the Securities of this series to the contrary notwithstanding, no supplemental indenture or other amendment or supplement to the Indenture that is applicable to the Securities of this series, no amendment or supplement to the Securities of this series, and no waiver given by the Holders of the Securities of this series, shall, without the consent of the Holder of each outstanding Security of this series, change the obligation of the Corporation to redeem all of the Securities of this series on the Special Mandatory Redemption Date, if any, reduce the Redemption Price (including accrued and unpaid interest, if any) payable upon a Special Mandatory Redemption of the Securities of this series or extend the time for payment of such Redemption Price.

For purposes of the Special Mandatory Redemption provisions set forth in the three immediately preceding paragraphs, the following terms have the meaning set forth below:

“Merger” means the merger of Energy Future Holdings Corp. (“EFH”) with an indirect, wholly owned subsidiary of the Corporation, with EFH continuing as the surviving company and an indirect, wholly owned subsidiary of the Corporation, and as a result of which the Corporation shall acquire an indirect 100% membership interest in Oncor Electric Delivery Holdings Company LLC and an indirect 80.03% membership interest in Oncor Electric Delivery Company LLC (“Oncor”).

“Merger Agreement” means the Agreement and Plan of Merger dated August 21, 2017, as supplemented by the Waiver Agreement dated October 3, 2017, among the Corporation, an indirect wholly owned subsidiary of the Corporation and EFH (the indirect owner of 80.03% of the outstanding membership interests in Oncor) and Energy Future Intermediate Holding Company, LLC (a wholly owned subsidiary of EFH), as the same may be amended or supplemented from time to time.

“Special Mandatory Redemption Notes” means the Securities of this series, the Corporation’s Floating Rate Notes due 2019, the Corporation’s 2.400% Notes due 2020, the Corporation’s 2.900% Notes due 2023, the Corporation’s 3.800% Notes due 2038 and the Corporation’s 4.000% Notes due 2048, including the Securities of each such series originally issued on January 12, 2018 and any additional Securities of any such series that may be issued after such date.

On and after January 14, 2019, the Corporation may at its option redeem the Securities of this series, at any time in whole or from time to time in part, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the Securities of this series being redeemed to the Redemption Date.

If the Corporation redeems Securities of this series at its option, then, notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date for the Securities of this series will be payable on that Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date, according to the terms of the Securities of this series and the Indenture.

The Corporation will mail notice of any optional redemption at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed. Once notice of redemption is mailed, the Securities of this series called for optional redemption will become due and payable on the Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation elects to redeem all or a portion of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price.

Unless the Corporation defaults in payment of the Redemption Price of any Securities of this series or portions thereof called for redemption at the option of the Corporation, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor in an aggregate principal amount equal to the unredeemed portion of the principal hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of and accrued and unpaid interest on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holder or Holders shall have offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

ANNEX II-C

Form of Certificate Evidencing the 2.400% Notes due 2020

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEMPRA ENERGY

2.400% Notes due 2020

No. 00[●]	$ [●] CUSIP No. 816851 BE8 ISIN No. US816851 BE85

Sempra Energy, a corporation duly organized and existing under the laws of the State of California (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] Million Dollars ($[●]) on February 1, 2020 (the “Maturity Date”), and to pay interest thereon from January 12, 2018 or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each, an “Interest Payment Date”), commencing August 1, 2018 and on the Maturity Date at the rate of 2.400% per annum, until the principal hereof is paid or made available for payment, provided that any principal hereof or (to the extent that the payment of such interest shall be legally enforceable) premium, if any, or interest hereon which is not paid when due shall bear interest at the rate of 2.400% per annum from the respective dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

Interest on this Security shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. Notwithstanding the foregoing, so long as the Holder of this Security is the Depositary or its nominee, payment of the principal of (and premium, if any) and interest on this Security will be made by wire transfer of immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

SEMPRA ENERGY

By:
Name:	Kathryn J. Collier
Title:	Vice President and Treasurer

Attest:

By:
Name:	Maria Angelica Espinosa
Title:	Vice President – Compliance and Governance and Corporate Secretary

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION

As successor Trustee to U.S. Bank Trust National Association

By:
Authorized Signatory

Dated: ______________

3

(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 23, 2000 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Corporation and U.S. Bank National Association, as successor trustee to U.S. Bank Trust National Association (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

If the Corporation does not consummate the Merger (as defined below) on or before 5:00 p.m. (New York City Time) on December 1, 2018, or if, on or prior to such date, the Merger Agreement (as defined below) is terminated (each, a “Special Mandatory Redemption Event”), the Corporation will redeem all of the outstanding Securities of this series, in whole and not in part, on the Special Mandatory Redemption Date (as defined below) at a Redemption Price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption”). Notwithstanding the foregoing provisions of this paragraph, installments of interest on any Securities of this series that are due and payable on any Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date according to the terms of the Securities of this series and the Indenture.

The Corporation will cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of a Special Mandatory Redemption Event, to each Holder of Securities of this series at its registered address. Such notice shall state, in addition to the other matters required by the Indenture, that a Special Mandatory Redemption Event has occurred (and shall describe generally the nature of such event) and that all of the outstanding Securities of this series will be redeemed on the Redemption Date set forth in such notice (which shall be a business day that is no earlier than three business days and no later than 30 days after the date such notice is given) (the “Special Mandatory Redemption Date”). Once notice of Special Mandatory Redemption is mailed, the Securities of this series will become due and payable on the Special Mandatory Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Special Mandatory Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation is required to effect a Special Mandatory Redemption of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price. Unless the Corporation defaults in payment of the Redemption Price of the Securities of this series on the Special Mandatory Redemption Date, on and after the Special Mandatory Redemption Date interest will cease to accrue on the Securities of this series. For purposes of clarity, it is understood and agreed that notice of Special Mandatory Redemption shall be given to the Holders of all of the Special Mandatory Redemption Notes (as defined below) on the same day and that all of the Special Mandatory Redemption Notes shall have the same Special Mandatory Redemption Date and it is further understood and agreed that the term “Maturity,” as used in the Indenture with respect to the Securities of this series, includes the Special Mandatory Redemption Date, if any. Any Special Mandatory Redemption shall otherwise be effected in accordance with the applicable provisions of the Indenture, except that any requirement in the Indenture that notice of redemption be given not less than 30 nor more than 60 days prior to the Redemption Date shall be superseded by the foregoing provisions of this paragraph. As used in this paragraph, “business day” means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

Anything in the Indenture or the Securities of this series to the contrary notwithstanding, no supplemental indenture or other amendment or supplement to the Indenture that is applicable to the Securities of this series, no amendment or supplement to the Securities of this series, and no waiver given by the Holders of the Securities of this series, shall, without the consent of the Holder of each outstanding Security of this series, change the obligation of the Corporation to redeem all of the Securities of this series on the Special Mandatory Redemption Date, if any, reduce the Redemption Price (including accrued and unpaid interest, if any) payable upon a Special Mandatory Redemption of the Securities of this series or extend the time for payment of such Redemption Price.

4

For purposes of the Special Mandatory Redemption provisions set forth in the three immediately preceding paragraphs, the following terms have the meaning set forth below:

“Merger” means the merger of Energy Future Holdings Corp. (“EFH”) with an indirect, wholly owned subsidiary of the Corporation, with EFH continuing as the surviving company and an indirect, wholly owned subsidiary of the Corporation, and as a result of which the Corporation shall acquire an indirect 100% membership interest in Oncor Electric Delivery Holdings Company LLC and an indirect 80.03% membership interest in Oncor Electric Delivery Company LLC (“Oncor”).

“Merger Agreement” means the Agreement and Plan of Merger dated August 21, 2017, as supplemented by the Waiver Agreement dated October 3, 2017, among the Corporation, an indirect wholly owned subsidiary of the Corporation and EFH (the indirect owner of 80.03% of the outstanding membership interests in Oncor) and Energy Future Intermediate Holding Company, LLC (a wholly owned subsidiary of EFH), as the same may be amended or supplemented from time to time.

“Special Mandatory Redemption Notes” means the Securities of this series, the Corporation’s Floating Rate Notes due 2019, the Corporation’s Floating Rate Notes due 2021, the Corporation’s 2.900% Notes due 2023, the Corporation’s 3.800% Notes due 2038 and the Corporation’s 4.000% Notes due 2048, including the Securities of each such series originally issued on January 12, 2018 and any additional Securities of any such series that may be issued after such date.

The Corporation may at its option redeem the Securities of this series, at any time in whole or from time to time in part, at a Redemption Price for any Redemption Date equal to the greater of the following amounts:

(1)	100% of the principal amount of the Securities of this series being redeemed on that Redemption Date; or

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to that Redemption Date), discounted to that Redemption Date on a semi-annual basis at the Adjusted Treasury Rate (as defined below) plus 10 basis points, as determined by the Independent Investment Banker (as defined below), plus, in each case, accrued and unpaid interest on the Securities of this series being redeemed to the Redemption Date.

If the Corporation redeems Securities of this series at its option, then (a) notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date for the Securities of this series will be payable on that Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date, according to the terms of the Securities of this series and the Indenture and (b) the Redemption Price will, if applicable, be calculated on the basis of a 360-day year consisting of twelve 30 day months.

For purposes of the optional redemption provisions set forth in the two immediately preceding paragraphs, the following terms have the meanings set forth below:

“Adjusted Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date for the Securities of this series, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed on such Redemption Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series.

5

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means, with respect to any Redemption Date for the Securities of this series, one of the Reference Treasury Dealers appointed by the Corporation to act as the “Independent Investment Banker.”

“Reference Treasury Dealers” means, with respect to any Redemption Date for the Securities of this series, (A) RBC Capital Markets, LLC, Morgan Stanley & Co. LLC and Barclays Capital Inc. (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Corporation will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Corporation.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Corporation, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Corporation by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date. As used in the preceding sentence, “Business Day” means any day (other than a Saturday or Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

The Corporation will mail notice of any optional redemption at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed. Once notice of redemption is mailed, the Securities of this series called for optional redemption will become due and payable on the Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation elects to redeem all or a portion of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price.

Unless the Corporation defaults in payment of the Redemption Price of any Securities of this series or portions thereof called for redemption at the option of the Corporation, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor in an aggregate principal amount equal to the unredeemed portion of the principal hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of and accrued and unpaid interest on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all

6

Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holder or Holders shall have offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

7

ANNEX II-D

Form of Certificate Evidencing the 2.900% Notes due 2023

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEMPRA ENERGY

2.900% Notes due 2023

$ [ ● ]
No. 00[ ● ]	CUSIP No. 816851 BF5
ISIN No. US816851 BF50

Sempra Energy, a corporation duly organized and existing under the laws of the State of California (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [ ● ] Million Dollars ($[ ● ]) on February 1, 2023 (the “Maturity Date”), and to pay interest thereon from January 12, 2018 or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each, an “Interest Payment Date”), commencing August 1, 2018 and on the Maturity Date at the rate of 2.900% per annum, until the principal hereof is paid or made available for payment, provided that any principal hereof or (to the extent that the payment of such interest shall be legally enforceable) premium, if any, or interest hereon which is not paid when due shall bear interest at the rate of 2.900% per annum from the respective dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

Interest on this Security shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. Notwithstanding the foregoing, so long as the Holder of this Security is the Depositary or its nominee, payment of the principal of (and premium, if any) and interest on this Security will be made by wire transfer of immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

SEMPRA ENERGY

By:
Name:	Kathryn J. Collier
Title:	Vice President and Treasurer

Attest:

By:
Name:	Maria Angelica Espinosa
Title:	Vice President – Compliance and Governance and Corporate Secretary

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION

As successor Trustee to
U.S. Bank Trust National Association

By:
Authorized Signatory

Dated:

3

(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 23, 2000 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Corporation and U.S. Bank National Association, as successor trustee to U.S. Bank Trust National Association (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

If the Corporation does not consummate the Merger (as defined below) on or before 5:00 p.m. (New York City Time) on December 1, 2018, or if, on or prior to such date, the Merger Agreement (as defined below) is terminated (each, a “Special Mandatory Redemption Event”), the Corporation will redeem all of the outstanding Securities of this series, in whole and not in part, on the Special Mandatory Redemption Date (as defined below) at a Redemption Price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption”). Notwithstanding the foregoing provisions of this paragraph, installments of interest on any Securities of this series that are due and payable on any Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date according to the terms of the Securities of this series and the Indenture.

The Corporation will cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of a Special Mandatory Redemption Event, to each Holder of Securities of this series at its registered address. Such notice shall state, in addition to the other matters required by the Indenture, that a Special Mandatory Redemption Event has occurred (and shall describe generally the nature of such event) and that all of the outstanding Securities of this series will be redeemed on the Redemption Date set forth in such notice (which shall be a business day that is no earlier than three business days and no later than 30 days after the date such notice is given) (the “Special Mandatory Redemption Date”). Once notice of Special Mandatory Redemption is mailed, the Securities of this series will become due and payable on the Special Mandatory Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Special Mandatory Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation is required to effect a Special Mandatory Redemption of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price. Unless the Corporation defaults in payment of the Redemption Price of the Securities of this series on the Special Mandatory Redemption Date, on and after the Special Mandatory Redemption Date interest will cease to accrue on the Securities of this series. For purposes of clarity, it is understood and agreed that notice of Special Mandatory Redemption shall be given to the Holders of all of the Special Mandatory Redemption Notes (as defined below) on the same day and that all of the Special Mandatory Redemption Notes shall have the same Special Mandatory Redemption Date and it is further understood and agreed that the term “Maturity,” as used in the Indenture with respect to the Securities of this series, includes the Special Mandatory Redemption Date, if any. Any Special Mandatory Redemption shall otherwise be effected in accordance with the applicable provisions of the Indenture, except that any requirement in the Indenture that notice of redemption be given not less than 30 nor more than 60 days prior to the Redemption Date shall be superseded by the foregoing provisions of this paragraph. As used in this paragraph, “business day” means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

Anything in the Indenture or the Securities of this series to the contrary notwithstanding, no supplemental indenture or other amendment or supplement to the Indenture that is applicable to the Securities of this series, no amendment or supplement to the Securities of this series, and no waiver given by the Holders of the Securities of this series, shall, without the consent of the Holder of each outstanding Security of this series, change the obligation of the Corporation to redeem all of the Securities of this series on the Special Mandatory Redemption Date, if any, reduce the Redemption Price (including accrued and unpaid interest, if any) payable upon a Special Mandatory Redemption of the Securities of this series or extend the time for payment of such Redemption Price.

4

For purposes of the Special Mandatory Redemption provisions set forth in the three immediately preceding paragraphs, the following terms have the meaning set forth below:

“Merger” means the merger of Energy Future Holdings Corp. (“EFH”) with an indirect, wholly owned subsidiary of the Corporation, with EFH continuing as the surviving company and an indirect, wholly owned subsidiary of the Corporation, and as a result of which the Corporation shall acquire an indirect 100% membership interest in Oncor Electric Delivery Holdings Company LLC and an indirect 80.03% membership interest in Oncor Electric Delivery Company LLC (“Oncor”).

“Merger Agreement” means the Agreement and Plan of Merger dated August 21, 2017, as supplemented by the Waiver Agreement dated October 3, 2017, among the Corporation, an indirect wholly owned subsidiary of the Corporation and EFH (the indirect owner of 80.03% of the outstanding membership interests in Oncor) and Energy Future Intermediate Holding Company, LLC (a wholly owned subsidiary of EFH), as the same may be amended or supplemented from time to time.

“Special Mandatory Redemption Notes” means the Securities of this series, the Corporation’s Floating Rate Notes due 2019, the Corporation’s Floating Rate Notes due 2021, the Corporation’s 2.400% Notes due 2020, the Corporation’s 3.800% Notes due 2038 and the Corporation’s 4.000% Notes due 2048, including the Securities of each such series originally issued on January 12, 2018 and any additional Securities of any such series that may be issued after such date.

Prior to January 1, 2023 (the “Par Call Date”), the Corporation may at its option redeem the Securities of this series, at any time in whole or from time to time in part, at a Redemption Price for any Redemption Date equal to the greater of the following amounts:

(1)	100% of the principal amount of the Securities of this series being redeemed on that Redemption Date; or

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to that Redemption Date) that would be due if such Securities of this series matured, and accrued and unpaid interest was payable, on the Par Call Date, discounted to that Redemption Date on a semi-annual basis at the Adjusted Treasury Rate (as defined below) plus 10 basis points, as determined by the Independent Investment Banker (as defined below), plus, in each case, accrued and unpaid interest on the Securities of this series being redeemed to that Redemption Date.

On and after the Par Call Date, the Corporation may at its option redeem the Securities of this series, at any time in whole or from time to time in part, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the Securities of this series being redeemed to the Redemption Date.

If the Corporation redeems Securities of this series at its option, then (a) notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date for the Securities of this series will be payable on that Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date, according to the terms of the Securities of this series and the Indenture and (b) the Redemption Price will, if applicable, be calculated on the basis of a 360-day year consisting of twelve 30-day months.

For purposes of the optional redemption provisions set forth in the three immediately preceding paragraphs, the following terms have the meanings set forth below:

“Adjusted Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a

5

price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date for the Securities of this series, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed on such Redemption Date (assuming that the Securities of this series matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series (assuming that the Securities of this series matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means, with respect to any Redemption Date for the Securities of this series, one of the Reference Treasury Dealers appointed by the Corporation to act as the “Independent Investment Banker.”

“Reference Treasury Dealers” means, with respect to any Redemption Date for the Securities of this series, (A) RBC Capital Markets, LLC, Morgan Stanley & Co. LLC and Barclays Capital Inc. (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Corporation will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Corporation.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Corporation, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Corporation by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date. As used in the preceding sentence, “Business Day” means any day (other than a Saturday or Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

The Corporation will mail notice of any optional redemption at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed. Once notice of redemption is mailed, the Securities of this series called for optional redemption will become due and payable on the Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation elects to redeem all or a portion of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price.

Unless the Corporation defaults in payment of the Redemption Price of any Securities of this series or portions thereof called for redemption at the option of the Corporation, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor in an aggregate principal amount equal to the unredeemed portion of the principal hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of and accrued and unpaid interest on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

6

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holder or Holders shall have offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

7

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

8

ANNEX II-E

Form of Certificate Evidencing the 3.400% Notes due 2028

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEMPRA ENERGY

3.400% Notes due 2028

$ [ 🌑 ]

No. 00[ 🌑 ]	CUSIP No. 816851 BG3

ISIN No. US816851 BG34

Sempra Energy, a corporation duly organized and existing under the laws of the State of California (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [ 🌑 ] Million Dollars ($[ 🌑 ]) on February 1, 2028 (the “Maturity Date”), and to pay interest thereon from January 12, 2018 or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each, an “Interest Payment Date”), commencing August 1, 2018 and on the Maturity Date at the rate of 3.400% per annum, until the principal hereof is paid or made available for payment, provided that any principal hereof or (to the extent that the payment of such interest shall be legally enforceable) premium, if any, or interest hereon which is not paid when due shall bear interest at the rate of 3.400% per annum from the respective dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

Interest on this Security shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. Notwithstanding the foregoing, so long as the Holder of this Security is the Depositary or its nominee, payment of the principal of (and premium, if any) and interest on this Security will be made by wire transfer of immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

SEMPRA ENERGY

By:

Name:	Kathryn J. Collier
Title:	Vice President and Treasurer

Attest:

By:

Name:	Maria Angelica Espinosa
Title:	Vice President – Compliance and Governance and Corporate Secretary

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION

As successor Trustee to U.S. Bank Trust National Association

By:
Authorized Signatory

Dated:

3

(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 23, 2000 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Corporation and U.S. Bank National Association, as successor trustee to U.S. Bank Trust National Association (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

Prior to November 1, 2027 (the “Par Call Date”), the Corporation may at its option redeem the Securities of this series, at any time in whole or from time to time in part, at a Redemption Price for any Redemption Date equal to the greater of the following amounts:

(1)	100% of the principal amount of the Securities of this series being redeemed on that Redemption Date; or

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to that Redemption Date) that would be due if such Securities of this series matured, and accrued and unpaid interest was payable, on the Par Call Date, discounted to that Redemption Date on a semi-annual basis at the Adjusted Treasury Rate (as defined below) plus 15 basis points, as determined by the Independent Investment Banker (as defined below), plus, in each case, accrued and unpaid interest on the Securities of this series being redeemed to that Redemption Date.

On and after the Par Call Date, the Corporation may at its option redeem the Securities of this series, at any time in whole or from time to time in part, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the Securities of this series being redeemed to the Redemption Date.

If the Corporation redeems Securities of this series at its option, then (a) notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date for the Securities of this series will be payable on that Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date, according to the terms of the Securities of this series and the Indenture and (b) the Redemption Price will, if applicable, be calculated on the basis of a 360-day year consisting of twelve 30-day months.

For purposes of the optional redemption provisions set forth in the three immediately preceding paragraphs, the following terms have the meanings set forth below:

“Adjusted Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date for the Securities of this series, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed on such Redemption Date (assuming that the Securities of this series matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series (assuming that the Securities of this series matured on the Par Call Date).

4

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means, with respect to any Redemption Date for the Securities of this series, one of the Reference Treasury Dealers appointed by the Corporation to act as the “Independent Investment Banker.”

“Reference Treasury Dealers” means, with respect to any Redemption Date for the Securities of this series, (A) RBC Capital Markets, LLC, Morgan Stanley & Co. LLC and Barclays Capital Inc. (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Corporation will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Corporation.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Corporation, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Corporation by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date. As used in the preceding sentence, “Business Day” means any day (other than a Saturday or Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

The Corporation will mail notice of any optional redemption at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed. Once notice of redemption is mailed, the Securities of this series called for optional redemption will become due and payable on the Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation elects to redeem all or a portion of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price.

Unless the Corporation defaults in payment of the Redemption Price of any Securities of this series or portions thereof called for redemption at the option of the Corporation, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor in an aggregate principal amount equal to the unredeemed portion of the principal hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of and accrued and unpaid interest on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. Any such

5

consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holder or Holders shall have offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

6

ANNEX II-F

Form of Certificate Evidencing the 3.800% Notes due 2038

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEMPRA ENERGY

3.800% Notes due 2038

No. 00[●]	$ [●] CUSIP No. 816851 BH1 ISIN No. US816851 BH17

Sempra Energy, a corporation duly organized and existing under the laws of the State of California (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [●] Million Dollars ($[●]) on February 1, 2038 (the “Maturity Date”), and to pay interest thereon from January 12, 2018 or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each, an “Interest Payment Date”), commencing August 1, 2018 and on the Maturity Date at the rate of 3.800% per annum, until the principal hereof is paid or made available for payment, provided that any principal hereof or (to the extent that the payment of such interest shall be legally enforceable) premium, if any, or interest hereon which is not paid when due shall bear interest at the rate of 3.800% per annum from the respective dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

Interest on this Security shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. Notwithstanding the foregoing, so long as the Holder of this Security is the Depositary or its nominee, payment of the principal of (and premium, if any) and interest on this Security will be made by wire transfer of immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

SEMPRA ENERGY

By:
Name:	Kathryn J. Collier
Title:	Vice President and Treasurer

Attest:

By:
Name:	Maria Angelica Espinosa
Title:	Vice President – Compliance and Governance and Corporate Secretary

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION As successor Trustee to U.S. Bank Trust National Association

By:
Authorized Signatory

Dated:

3

(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 23, 2000 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Corporation and U.S. Bank National Association, as successor trustee to U.S. Bank Trust National Association (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

If the Corporation does not consummate the Merger (as defined below) on or before 5:00 p.m. (New York City Time) on December 1, 2018, or if, on or prior to such date, the Merger Agreement (as defined below) is terminated (each, a “Special Mandatory Redemption Event”), the Corporation will redeem all of the outstanding Securities of this series, in whole and not in part, on the Special Mandatory Redemption Date (as defined below) at a Redemption Price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption”). Notwithstanding the foregoing provisions of this paragraph, installments of interest on any Securities of this series that are due and payable on any Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date according to the terms of the Securities of this series and the Indenture.

The Corporation will cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of a Special Mandatory Redemption Event, to each Holder of Securities of this series at its registered address. Such notice shall state, in addition to the other matters required by the Indenture, that a Special Mandatory Redemption Event has occurred (and shall describe generally the nature of such event) and that all of the outstanding Securities of this series will be redeemed on the Redemption Date set forth in such notice (which shall be a business day that is no earlier than three business days and no later than 30 days after the date such notice is given) (the “Special Mandatory Redemption Date”). Once notice of Special Mandatory Redemption is mailed, the Securities of this series will become due and payable on the Special Mandatory Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Special Mandatory Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation is required to effect a Special Mandatory Redemption of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price. Unless the Corporation defaults in payment of the Redemption Price of the Securities of this series on the Special Mandatory Redemption Date, on and after the Special Mandatory Redemption Date interest will cease to accrue on the Securities of this series. For purposes of clarity, it is understood and agreed that notice of Special Mandatory Redemption shall be given to the Holders of all of the Special Mandatory Redemption Notes (as defined below) on the same day and that all of the Special Mandatory Redemption Notes shall have the same Special Mandatory Redemption Date and it is further understood and agreed that the term “Maturity,” as used in the Indenture with respect to the Securities of this series, includes the Special Mandatory Redemption Date, if any. Any Special Mandatory Redemption shall otherwise be effected in accordance with the applicable provisions of the Indenture, except that any requirement in the Indenture that notice of redemption be given not less than 30 nor more than 60 days prior to the Redemption Date shall be superseded by the foregoing provisions of this paragraph. As used in this paragraph, “business day” means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

Anything in the Indenture or the Securities of this series to the contrary notwithstanding, no supplemental indenture or other amendment or supplement to the Indenture that is applicable to the Securities of this series, no amendment or supplement to the Securities of this series, and no waiver given by the Holders of the Securities of this series, shall, without the consent of the Holder of each outstanding Security of this series, change the obligation of the Corporation to redeem all of the Securities of this series on the Special Mandatory Redemption Date, if any, reduce the Redemption Price (including accrued and unpaid interest, if any) payable upon a Special Mandatory Redemption of the Securities of this series or extend the time for payment of such Redemption Price.

4

For purposes of the Special Mandatory Redemption provisions set forth in the three immediately preceding paragraphs, the following terms have the meaning set forth below:

“Merger” means the merger of Energy Future Holdings Corp. (“EFH”) with an indirect, wholly owned subsidiary of the Corporation, with EFH continuing as the surviving company and an indirect, wholly owned subsidiary of the Corporation, and as a result of which the Corporation shall acquire an indirect 100% membership interest in Oncor Electric Delivery Holdings Company LLC and an indirect 80.03% membership interest in Oncor Electric Delivery Company LLC (“Oncor”).

“Merger Agreement” means the Agreement and Plan of Merger dated August 21, 2017, as supplemented by the Waiver Agreement dated October 3, 2017, among the Corporation, an indirect wholly owned subsidiary of the Corporation and EFH (the indirect owner of 80.03% of the outstanding membership interests in Oncor) and Energy Future Intermediate Holding Company, LLC (a wholly owned subsidiary of EFH), as the same may be amended or supplemented from time to time.

“Special Mandatory Redemption Notes” means the Securities of this series, the Corporation’s Floating Rate Notes due 2019, the Corporation’s Floating Rate Notes due 2021, the Corporation’s 2.400% Notes due 2020, the Corporation’s 2.900% Notes due 2023 and the Corporation’s 4.000% Notes due 2048, including the Securities of each such series originally issued on January 12, 2018 and any additional Securities of any such series that may be issued after such date.

Prior to August 1, 2037 (the “Par Call Date”), the Corporation may at its option redeem the Securities of this series, at any time in whole or from time to time in part, at a Redemption Price for any Redemption Date equal to the greater of the following amounts:

(1)	100% of the principal amount of the Securities of this series being redeemed on that Redemption Date; or

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to that Redemption Date) that would be due if such Securities of this series matured, and accrued and unpaid interest was payable, on the Par Call Date, discounted to that Redemption Date on a semi-annual basis at the Adjusted Treasury Rate (as defined below) plus 15 basis points, as determined by the Independent Investment Banker (as defined below), plus, in each case, accrued and unpaid interest on the Securities of this series being redeemed to that Redemption Date.

On and after the Par Call Date, the Corporation may at its option redeem the Securities of this series, at any time in whole or from time to time in part, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the Securities of this series being redeemed to the Redemption Date.

If the Corporation redeems Securities of this series at its option, then (a) notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date for the Securities of this series will be payable on that Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date, according to the terms of the Securities of this series and the Indenture and (b) the Redemption Price will, if applicable, be calculated on the basis of a 360-day year consisting of twelve 30-day months.

For purposes of the optional redemption provisions set forth in the three immediately preceding paragraphs, the following terms have the meanings set forth below:

“Adjusted Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a

5

price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date for the Securities of this series, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed on such Redemption Date (assuming that the Securities of this series matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series (assuming that the Securities of this series matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means, with respect to any Redemption Date for the Securities of this series, one of the Reference Treasury Dealers appointed by the Corporation to act as the “Independent Investment Banker.”

“Reference Treasury Dealers” means, with respect to any Redemption Date for the Securities of this series, (A) RBC Capital Markets, LLC, Morgan Stanley & Co. LLC and Barclays Capital Inc. (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Corporation will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Corporation.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Corporation, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Corporation by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date. As used in the preceding sentence, “Business Day” means any day (other than a Saturday or Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

The Corporation will mail notice of any optional redemption at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed. Once notice of redemption is mailed, the Securities of this series called for optional redemption will become due and payable on the Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation elects to redeem all or a portion of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price.

Unless the Corporation defaults in payment of the Redemption Price of any Securities of this series or portions thereof called for redemption at the option of the Corporation, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor in an aggregate principal amount equal to the unredeemed portion of the principal hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of and accrued and unpaid interest on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

6

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holder or Holders shall have offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

7

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

8

ANNEX II-G

Form of Certificate Evidencing the 4.000% Notes due 2048

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEMPRA ENERGY

4.000% Notes due 2048

$ [ 🌑 ]
No. 00[ 🌑 ]	CUSIP No. 816851 BJ7
ISIN No. US816851 BJ72

Sempra Energy, a corporation duly organized and existing under the laws of the State of California (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of [ 🌑 ] Million Dollars ($[ 🌑 ]) on February 1, 2048 (the “Maturity Date”), and to pay interest thereon from January 12, 2018 or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each, an “Interest Payment Date”), commencing August 1, 2018 and on the Maturity Date at the rate of 4.000% per annum, until the principal hereof is paid or made available for payment, provided that any principal hereof or (to the extent that the payment of such interest shall be legally enforceable) premium, if any, or interest hereon which is not paid when due shall bear interest at the rate of 4.000% per annum from the respective dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

Interest on this Security shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto. Notwithstanding the foregoing, so long as the Holder of this Security is the Depositary or its nominee, payment of the principal of (and premium, if any) and interest on this Security will be made by wire transfer of immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

SEMPRA ENERGY

By:

Name:	Kathryn J. Collier
Title:	Vice President and Treasurer

Attest:

By:

Name:	Maria Angelica Espinosa
Title:	Vice President – Compliance and Governance and Corporate Secretary

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION

As successor Trustee to U.S. Bank Trust National Association

By:
Authorized Signatory

Dated:

3

(REVERSE OF SECURITY)

This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 23, 2000 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Corporation and U.S. Bank National Association, as successor trustee to U.S. Bank Trust National Association (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

If the Corporation does not consummate the Merger (as defined below) on or before 5:00 p.m. (New York City Time) on December 1, 2018, or if, on or prior to such date, the Merger Agreement (as defined below) is terminated (each, a “Special Mandatory Redemption Event”), the Corporation will redeem all of the outstanding Securities of this series, in whole and not in part, on the Special Mandatory Redemption Date (as defined below) at a Redemption Price equal to 101% of the principal amount of the Securities of this series plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption”). Notwithstanding the foregoing provisions of this paragraph, installments of interest on any Securities of this series that are due and payable on any Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date according to the terms of the Securities of this series and the Indenture.

The Corporation will cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of a Special Mandatory Redemption Event, to each Holder of Securities of this series at its registered address. Such notice shall state, in addition to the other matters required by the Indenture, that a Special Mandatory Redemption Event has occurred (and shall describe generally the nature of such event) and that all of the outstanding Securities of this series will be redeemed on the Redemption Date set forth in such notice (which shall be a business day that is no earlier than three business days and no later than 30 days after the date such notice is given) (the “Special Mandatory Redemption Date”). Once notice of Special Mandatory Redemption is mailed, the Securities of this series will become due and payable on the Special Mandatory Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Special Mandatory Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation is required to effect a Special Mandatory Redemption of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price. Unless the Corporation defaults in payment of the Redemption Price of the Securities of this series on the Special Mandatory Redemption Date, on and after the Special Mandatory Redemption Date interest will cease to accrue on the Securities of this series. For purposes of clarity, it is understood and agreed that notice of Special Mandatory Redemption shall be given to the Holders of all of the Special Mandatory Redemption Notes (as defined below) on the same day and that all of the Special Mandatory Redemption Notes shall have the same Special Mandatory Redemption Date and it is further understood and agreed that the term “Maturity,” as used in the Indenture with respect to the Securities of this series, includes the Special Mandatory Redemption Date, if any. Any Special Mandatory Redemption shall otherwise be effected in accordance with the applicable provisions of the Indenture, except that any requirement in the Indenture that notice of redemption be given not less than 30 nor more than 60 days prior to the Redemption Date shall be superseded by the foregoing provisions of this paragraph. As used in this paragraph, “business day” means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

Anything in the Indenture or the Securities of this series to the contrary notwithstanding, no supplemental indenture or other amendment or supplement to the Indenture that is applicable to the Securities of this series, no amendment or supplement to the Securities of this series, and no waiver given by the Holders of the Securities of this series, shall, without the consent of the Holder of each outstanding Security of this series, change the obligation of the Corporation to redeem all of the Securities of this series on the Special Mandatory Redemption Date, if any, reduce the Redemption Price (including accrued and unpaid interest, if any) payable upon a Special Mandatory Redemption of the Securities of this series or extend the time for payment of such Redemption Price.

4

For purposes of the Special Mandatory Redemption provisions set forth in the three immediately preceding paragraphs, the following terms have the meaning set forth below:

“Merger” means the merger of Energy Future Holdings Corp. (“EFH”) with an indirect, wholly owned subsidiary of the Corporation, with EFH continuing as the surviving company and an indirect, wholly owned subsidiary of the Corporation, and as a result of which the Corporation shall acquire an indirect 100% membership interest in Oncor Electric Delivery Holdings Company LLC and an indirect 80.03% membership interest in Oncor Electric Delivery Company LLC (“Oncor”).

“Merger Agreement” means the Agreement and Plan of Merger dated August 21, 2017, as supplemented by the Waiver Agreement dated October 3, 2017, among the Corporation, an indirect wholly owned subsidiary of the Corporation and EFH (the indirect owner of 80.03% of the outstanding membership interests in Oncor) and Energy Future Intermediate Holding Company, LLC (a wholly owned subsidiary of EFH), as the same may be amended or supplemented from time to time.

“Special Mandatory Redemption Notes” means the Securities of this series, the Corporation’s Floating Rate Notes due 2019, the Corporation’s Floating Rate Notes due 2021, the Corporation’s 2.400% Notes due 2020, the Corporation’s 2.900% Notes due 2023 and the Corporation’s 3.800% Notes due 2038, including the Securities of each such series originally issued on January 12, 2018 and any additional Securities of any such series that may be issued after such date.

Prior to August 1, 2047 (the “Par Call Date”), the Corporation may at its option redeem the Securities of this series, at any time in whole or from time to time in part, at a Redemption Price for any Redemption Date equal to the greater of the following amounts:

(1)	100% of the principal amount of the Securities of this series being redeemed on that Redemption Date; or

(2)	the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to that Redemption Date) that would be due if such Securities of this series matured, and accrued and unpaid interest was payable, on the Par Call Date, discounted to that Redemption Date on a semi-annual basis at the Adjusted Treasury Rate (as defined below) plus 20 basis points, as determined by the Independent Investment Banker (as defined below), plus, in each case, accrued and unpaid interest on the Securities of this series being redeemed to that Redemption Date.

On and after the Par Call Date, the Corporation may at its option redeem the Securities of this series, at any time in whole or from time to time in part, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed, plus accrued and unpaid interest on the Securities of this series being redeemed to the Redemption Date.

If the Corporation redeems Securities of this series at its option, then (a) notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on any Interest Payment Date falling on or prior to a Redemption Date for the Securities of this series will be payable on that Interest Payment Date to the Holders thereof as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date, according to the terms of the Securities of this series and the Indenture and (b) the Redemption Price will, if applicable, be calculated on the basis of a 360-day year consisting of twelve 30-day months.

For purposes of the optional redemption provisions set forth in the three immediately preceding paragraphs, the following terms have the meanings set forth below:

“Adjusted Treasury Rate” means, with respect to any Redemption Date for the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a

5

price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date for the Securities of this series, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed on such Redemption Date (assuming that the Securities of this series matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities of this series (assuming that the Securities of this series matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any Redemption Date for the Securities of this series, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means, with respect to any Redemption Date for the Securities of this series, one of the Reference Treasury Dealers appointed by the Corporation to act as the “Independent Investment Banker.”

“Reference Treasury Dealers” means, with respect to any Redemption Date for the Securities of this series, (A) RBC Capital Markets, LLC, Morgan Stanley & Co. LLC and Barclays Capital Inc. (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Corporation will substitute therefor another Primary Treasury Dealer; and (B) any other Primary Treasury Dealer(s) selected by the Corporation.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Corporation, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Corporation by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date. As used in the preceding sentence, “Business Day” means any day (other than a Saturday or Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

The Corporation will mail notice of any optional redemption at least 30 days but not more than 60 days before the Redemption Date to each Holder of the Securities of this series to be redeemed. Once notice of redemption is mailed, the Securities of this series called for optional redemption will become due and payable on the Redemption Date at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date, and will be paid upon surrender thereof for redemption. If the Corporation elects to redeem all or a portion of the Securities of this series, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price.

Unless the Corporation defaults in payment of the Redemption Price of any Securities of this series or portions thereof called for redemption at the option of the Corporation, on and after the Redemption Date interest will cease to accrue on the Securities of this series or portions thereof called for redemption.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor in an aggregate principal amount equal to the unredeemed portion of the principal hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of and accrued and unpaid interest on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

6

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding affected thereby. The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holder or Holders shall have offered the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

7

This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

8